Exhibit 10.11

                               EMPLOYMENT CONTRACT

Party A: Xiangtan Nicestar Business Administration Co., Ltd.

Address: Huan Yuan Village, Shao Shan Country, Shaoshan City, Xiangtan City, Hunan Province

Party B: Yabin Zhong                         Gender: Female

ID card No.: 43012419660828144X              Tel: 0731-87828601

Home address (contact address): No.27 Jinsha Road, Lijingpu Country, Ningxiang County, Changsha City, Hunan Province.

In accordance with the Labor Law of the People's Republic of China, the Labor Contract Law of the People's Republic of China and other laws and regulations, both parties have signed this Contract voluntarily based on equal negotiation and agreed to co-abide by the terms herein.

I. TERM

Article 1

The term of the Contract is 10 years, from October 1st, 2009 to September 30th, 2019.

II JOB DUTIES AND ADDRESS

Article 2

Party A employs Party B to take the position as a director.

Article 3

Party A may adjust and rearrange job position for Party B as required and in view of Party B's ability, performance etc., while Party B shall voluntarily obey Party A's arrangement and management, earnestly fulfill its responsibilities, ensure the quality and quantity of implementation of job tasks from Party A and accept the appraisal set by Party A.

III SALARY

Article 4

Party A arranges Party B to implement regular-working-hour system. Party A shall pay Party B's salary in currency by mutual agreement. The salary of Party B includes basic salary RMB 4800 for buying social insurance as a base and performance-based salary. Performance-based salary is calculated according to the appraisal method known by Party B and decided by Party A.
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IV LABOR INSURANCE AND WELFARE

Article 5

In accordance with provincial and municipal regulations on social insurance, both parties shall pay for the pension, unemployment, health care and other social insurance costs.

Article 6

This Contract implements standard-working-hour system. During the Contract period Party B has rights to enjoy each rests and holiday set forth by State. If Party A require Party B to work overtime for meet the production demand, Party A shall pay overtime wage to Party B or arrange the rest delay to another day.

Article 7

Party A shall provide Party B with safe and healthy working conditions and environment according to Party B's job requirements.

V LABOR DISCIPLINE

Article 8

Party B is obliged to observe national laws and regulations, earnestly implement all regulations and work disciplines made by Party A.

Article 9

Party B is obliged to keep teaching achievements, data, technology, finance and other relevant secrets and business secrets.

VI MODIFICATION, REVOCATION AND TERMINATION OF THE CONTRACT

Article 10

If either party wants to modify the Contract, one party should deliver the modification application to the other party in written form and the other party shall reply within 30 days in written form. If both parties reach an agreement through consultation, the contract can be modified; otherwise, this Contract shall be continually implemented.

Article 11

The revocation of the Contract occurs when both parties reach an agreement through negotiation.

Article 12

Party A may terminate this Contract unilaterally at any time, if Party B:

1. Fail to meet the employment requirements in the trial period or probationary period;

2. Absent from work without leave more than three consecutive working days or more than five working days within one year;

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3. Fail to fulfill the Employment Contract;

4. A serious dereliction of duty, causing serious loss to society and Party A;

5. Serious violation of labor discipline (including but not limited to Party B's violation of the legitimate rights and interests of Party A, and its acts of interfering and sabotaging Party A' s operational activities by organizing other staff without approval of Party A) or breach of the regulations made by Party A;

6. Reeducation through labor, criminal detention, administrative detention or be subject to any criminal responsibility;

7. Other circumstances set forth by national laws and regulations.

Article 13

Party A may terminate the Contract unilaterally with 30 days' prior written notice to Party B or shall pay Party B an extra one-month salary, if Party B:

1. Ill or injured not due to work, after the medical treatment, not be able to do the original work and not follow the other appropriate job arranged by Party A;

2. Incompetent or not qualified for the work, even after training or rearrangement of the job position;

3. The circumstances which the Contract based on change significantly, resulting in inability to perform this Contract. Meanwhile, both parties can not reach an agreement to amend the Contract after negotiations.

Article 14

Party A may not terminate  the Contract in accordance  with Article 13, if Party
B:

1. Ill or injured not due to work and in the medical care period in accordance with regulations;

2. Women workers under implementation of family planning being in pregnancy, childbirth and breast-feeding period;

3. Occupational disease or injured due to work, loss or partial loss of the ability to work is identified;

4. Other circumstances in which termination of contract is not allowed in accordance with national law.

Article 15

Party B can terminate the Employment Contract, if Party A:

1. Unable to pay for the full salary on time in accordance with the Contract regulations.

2. Not pay for social insurance costs in accordance with national law.

3. Breach the laws and regulations and violate the legitimate rights and interests of employees.

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4. Other circumstances in which termination of contract is allowed in accordance with national laws, administrative regulations.

Article 16

If Party B wants to terminate the Contract, Party B should inform Party A ahead of 30 days in written form and transfer the work in advance. If Party B leaves without notice, Party B shall pay for the loss brought to Party A.

Article 17

The Contract may be terminated:

1. The expiration of this Contract occurs;

2. Party B meets the retirement age set by State;

3. The death of the Party B occurs. Party B is announced to be missed or dead by people's court;

4. Party A is announced to bankrupt;

5. Party A is invalidated business license, ordered to close, canceled, or determine to dismiss in advance;

6. Other circumstances in which termination of contract is allowed in accordance with national laws, administrative regulations.

Article 18

Party B should get the proof of dissolution or termination of the Contract from Party A within 15 days after the dissolution or termination. If Party B dissent the dissolution or termination of the Contract, it can apply for arbitration to relevant arbitration institution. If Party B does not get the proof or apply for arbitration in the period, it is deemed that Party B has agreed with Party A's decision to cancel or terminate the Contract.

VII ECONOMIC COMPENSATION

Article 19

In the contract period, If Party A terminates the Contract due to following reasons, it should pay Party B economic compensation according to Party B's working time, if:

1. Party A termination of the Contract to Party B and termination of the Contract through agreement negotiation with Party B;

2. Termination of the Contract according to Article 13;

3. Termination of the Contract according to Article 15;

4. Party A is legally announced to bankrupt, invalidated business license, ordered to close, canceled, or determine to dismiss in advance.

5. Other circumstances in which termination of contract is allowed in accordance with national laws, administrative regulations.

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The  standard of  economic  compensation  according  to Party B's work period in
Party A: Party A shall pay for Party B one-month salary if Party B has been worked in Party A for one year, more than six-month and less than a year shall be calculated salary as a year; if Party B has been worked less than six-month, Party A shall pay half-month salary as economic compensation.

Article 20

In the contract period, employers pay for employees specific training cost and regulate the service period. Party B shall pay for Party A liquidated damages which are accounted by relevant national laws and regulations if Party B informs Party A to terminate the contract and if Party B causes loss to Party A for this reason; it shall be liable for economic compensation.

VIII SETTLEMENT OF DISPUTES

Article 21

Both parties shall resolve the disputes arising from the implementation of the Contract through negotiation: If the negotiation fails, Party B can apply for mediation from relevant institutions of Party A or apply for arbitration from the local arbitration commission. Legitimate results of arbitration shall be binding on both parties.

IX OTHERS

Article 22

The change of the Party B's address should be noticed to Party A within 3 days in written form. It shall be deemed that the address dose not change if without notice.

Article 23

Both parties shall negotiate and solve the matters which the Contract doses not cover according to relevant national regulations.

Article 24

The contract shall come into force as of the date when both parties sign and affix the seals. The Contract is in duplicate. Each party takes one with equally legal effect.

Attachment: Copy of Party B's ID card and household registration book.

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Party A (Official seal):                       Party B (Signature, fingerprint):

                                               /s/ Yabin Zhong

Legal representative (Signature):              Party B's ID card No.:

Or entrusted agent (signature):

/s/ Guangwen He

Signature Date: October 1, 2009                Signature Date: October 1, 2009


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